UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 7, 2020

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The NASDAQ Global Select Market
2.375% Notes due 2022	VZ22A	New York Stock Exchange
0.500% Notes due 2022	VZ22B	New York Stock Exchange
1.625% Notes due 2024	VZ24B	New York Stock Exchange
4.073% Notes due 2024	VZ24C	New York Stock Exchange
0.875% Notes due 2025	VZ25	New York Stock Exchange
3.250% Notes due 2026	VZ26	New York Stock Exchange
1.375% Notes due 2026	VZ26B	New York Stock Exchange
0.875% Notes due 2027	VZ27E	New York Stock Exchange
1.375% Notes due 2028	VZ28	New York Stock Exchange
1.875% Notes due 2029	VZ29B	New York Stock Exchange
1.250% Notes due 2030	VZ30	New York Stock Exchange
1.875% Notes due 2030	VZ30A	New York Stock Exchange
2.625% Notes due 2031	VZ31	New York Stock Exchange
2.500% Notes due 2031	VZ31A	New York Stock Exchange
0.875% Notes due 2032	VZ32	New York Stock Exchange
4.750% Notes due 2034	VZ34	New York Stock Exchange
3.125% Notes due 2035	VZ35	New York Stock Exchange
3.375% Notes due 2036	VZ36A	New York Stock Exchange
2.875% Notes due 2038	VZ38B	New York Stock Exchange
1.500% Notes due 2039	VZ39C	New York Stock Exchange
3.500% Fixed Rate Notes due 2039	VZ39D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Shareholders of Verizon Communications Inc. held on May 7, 2020, the following items were submitted to a vote of shareholders.

The number of common shares present at the meeting was 3,539,217,473 or 85.53% of the common shares outstanding on March 9, 2020, the record date for the meeting.

(a)	The following nominees were elected to serve on the Board of Directors:

Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non-Votes
Shellye L. Archambeau	2,691,838,693	115,261,315	40,127,814	691,989,651
Mark T. Bertolini	2,795,240,033	36,215,749	15,772,040	691,989,651
Vittorio Colao	2,775,668,926	55,694,357	15,864,539	691,989,651
Melanie L. Healey	2,762,696,489	69,837,790	14,693,543	691,989,651
Clarence Otis, Jr.	2,596,652,499	235,328,746	15,246,577	691,989,651
Daniel H. Schulman	2,788,212,021	42,809,729	16,206,072	691,989,651
Rodney E. Slater	2,762,141,191	68,711,556	16,375,075	691,989,651
Hans E. Vestberg	2,616,214,866	199,737,603	31,275,353	691,989,651
Gregory G. Weaver	2,792,425,470	38,825,635	15,976,717	691,989,651

(b)	The proposal regarding the Advisory Vote to Approve Executive Compensation was approved with 2,636,602,292 votes for, 186,288,750 votes against, 24,336,780 abstentions and 691,989,651 broker non-votes.

(c)	The appointment of Ernst & Young LLP as independent registered public accounting firm for 2020 was ratified with 3,402,712,141 votes for, 122,727,050 votes against and 13,778,282 abstentions.

(d)	The shareholder proposal regarding Nonqualified Savings Plan Earnings was defeated with 872,047,022 votes for, 1,935,524,239 votes against, 39,656,561 abstentions and 691,989,651 broker non-votes.

(e)	The shareholder proposal regarding Special Shareholder Meetings was approved with 1,475,295,108 votes for, 1,345,511,530 votes against, 26,421,184 abstentions and 691,989,651 broker non-votes.

(f)	The shareholder proposal regarding a Lobbying Activities Report was defeated with 1,321,886,050 votes for, 1,491,472,397 votes against, 33,869,375 abstentions and 691,989,651 broker non-votes.

(g)	The shareholder proposal regarding a User Privacy Metric was defeated with 868,436,440 votes for, 1,936,686,228 votes against, 42,105,154 abstentions and 691,989,651 broker non-votes.

(h)	The shareholder proposal regarding an Amendment to the Severance Approval Policy was defeated with 1,226,061,499 votes for, 1,594,839,426 votes against, 26,326,897 abstentions and 691,989,651 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verizon Communications Inc.

Date: May 12, 2020	By	/s/ William L. Horton, Jr.
William L. Horton, Jr.
Senior Vice President, Deputy General Counsel and Corporate Secretary